UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 31, 2013

Badger Meter, Inc.
(Exact name of Registrant as Specified in Charter)

Wisconsin	1-6706	39-0143280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Rd., Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                   On December 31, 2013, Dennis J. Webb, Vice President – Customer Solutions, retired from Badger Meter, Inc. (the “Company”).  Due to accrued vacation time, Mr. Webb’s official last day of employment with the Company is February 5, 2014.  Mr. Webb was a named executive officer in the Company’s 2013 proxy statement based on his 2012 compensation.  As of April 26, 2013, Mr. Webb was no longer a corporate officer but remained subject to reporting requirements under Section 16 of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Date:	January 8, 2014	By:	/s/ Richard E. Johnson
Richard E. Johnson
Senior Vice President – Finance and Treasurer
Chief Financial Officer